SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2017

VAPIR ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-185083	27-1517938
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3511 Ryder Street, Santa Clara, California 95051

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (800) 841-1022

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements

THE STATEMENTS CONTAINED IN THIS CURRENT REPORT THAT ARE NOT HISTORICAL FACTS ARE “FORWARD-LOOKING STATEMENTS (AS THAT TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995), THAT CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING WORDS SUCH AS “BELIEVES, “EXPECTS, “MAY,” “WILL,” “SHOULD,” OR “ANTICIPATES,” OR THE NEGATIVE OF THESE WORDS OR OTHER VARIATIONS OF THESE WORDS OR COMPARABLE WORDS, OR BY DISCUSSIONS OF STRATEGY THAT INVOLVE RISKS AND UNCERTAINTIES. MANAGEMENT WISHES TO CAUTION THE READER THAT THESE FORWARD-LOOKING STATEMENTS INCLUDING, BUT NOT LIMITED TO, STATEMENTS REGARDING THE AGREEMENT WITH ONASI, PLANNED EFFORTS TO IMPLEMENT THE COMPANY’S BUSINESS PLAN AND ANY OTHER EFFORTS THAT THE COMPANY INTENDS TO TAKE IN AN ATTEMPT TO GROW THE COMPANY, ENHANCE SALES, ATTRACT & RETAIN QUALIFIED PERSONNEL, AND OTHERWISE EXPAND THE COMPANY’S BUSINESS ARE NOT HISTORICAL FACTS AND ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT OR THAT THE ANTICIPATED FUTURE RESULTS WILL BE ACHIEVED. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY EITHER BECAUSE ONE OR MORE PREDICTIONS PROVE TO BE ERRONEOUS OR BECAUSE OF THE CONTINUING RISKS FACING THE COMPANY. SUCH RISKS INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING: THE PROSPECTS AND FINANCIAL CONDITION of PRO MOLD, INC., OUR ABILITY TO IMPLEMENT OUR PLANNED BUSINESS STRATEGY, THE RISK ASSOCIATED WITH AN EARLY STAGE COMPANY, AND THE UNCERTAINTIES AND RISKS OF A SMALL COMPANY WITH LIMITED MANAGERIAL, FINANCIAL, AND MARKETING RESOURCES. ANY ONE OR MORE OF THESE AND OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED, EXPRESSED, OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS.

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As used herein, the terms, “we,” “us,” “our,” and the “Company” refers to Vapir Enterprises, Inc., a Nevada corporation and its subsidiaries, unless otherwise stated.

ITEM 5.03     AMENDMENTS TO ARTICLES OF INCORPORATYION OR BYLAWS; CHANGES IN FISCAL YEAR

On April 25, 2017 the Company’s Board of Directors approved the Amendment to the Company’s Articles of Incorporation and similarly, the holders of a majority of the outstanding shares of the Company’s Common Stock also approved the same Amendment.

The Certificate of Amendment has been submitted to the Secretary of State of the State of Nevada and on April 27, 2017 the Nevada Secretary of State accepted the filing of the Amendment. As amended, the amendment to the Company’s Articles of Incorporation can be summarized as having the following new provisions:

●	authorizes the Company?s Board of Directors to issue up to 300,000,000 shares of the Company?s Common Stock (par value $0.001) (which represents an increase from 100,000,000 shares authorized before the Amendment);

●	authorizes the Company?s Board of Directors the right to issue up to 20,000,000 shares of the Company?s Preferred Stock (par value $0.001) (which represents no increase in the 20,000,000 shares of Preferred Stock authorized prior to the Amendment);

●	authorizes the Company?s Board of Directors to designate and issue the Preferred Stock in one or more series each with such rights and privileges as the Board of Directors determines and without requiring that any such designation and any issuance be approved by the Company?s common stockholders.

●	Provide for the resolution of all claims that assert a violation of the Nevada General Corporation Law by the Company and/or its officers and directors be resolved by arbitration under the auspices of the American Arbitration Association with venue to be in the city at which the Company?s principal offices are located (as reported to the Securities and Exchange Commission) and applying the laws of the State of Nevada in each and every instance.

Our Board of Directors and the holder of a majority of our Common Stock believe that the Amendment may allow us an ability to raise additional capital. The Amendment also gives additional authority to the Company’s Board of Directors that otherwise would be held by the Company’s Common Stockholders. A copy of the Amendment is attached as an exhibit.

However, there can be no assurance that we will successfully raise any additional capital or if we do raise additional capital that we can do so in sufficient amounts and in terms that are reasonable in light of our current circumstances. We are a small company with limited financial and managerial resources and we compete with many others in a competitive market place.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibit is included with this Report:

Exhibit:	3(a)(1) (attached)

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAPIR ENTERPRISES, INC.

Date: April 26, 2017	By:	/s/ Hamid Emarlou
Hamid Emarlou, President

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Exhibit:	3(a)(1) (attached)